EXHIBIT 99.1

FOR IMMEDIATE RELEASE
Contact Information:

Brainerd Communicators, Inc.

Tony Herrling
212-986-6667
herrling@braincomm.com

Brad Edwards
212-986-6667
edwards@braincomm.com

K-V Pharmaceutical Secures Commitment for $85 Million Loan, Reaches Agreement with Senior Noteholders on Principal Terms of Plan of Reorganization

Financing Will Fund Hologic Settlement Agreement, Provide Additional Financial Flexibility During Chapter 11 Proceeding and Fund Payments Under Reorganization Plan

St. Louis, MO, December 12, 2012 – K-V Pharmaceutical Company (“K-V” or “the Company”) today announced that it has received a commitment from lenders led by an affiliate of Silver Point Finance LLC for $85 million in senior secured post-petition debtor-in-possession (“DIP”) financing, which the Company intends to use to, among other things, satisfy the terms of its recently filed settlement agreement with Hologic, Inc. (“Hologic Settlement”), provide additional financial flexibility during the pendency of the Company’s Chapter 11 proceeding and fund certain payments under a proposed reorganization plan.  The new DIP financing, the Hologic Settlement and the reorganization plan (and related disclosure statement)  are each subject to approval of the U. S. Bankruptcy Court for the Southern District of New York, the Honorable Judge Allan L. Gropper presiding.

The Hologic Settlement confirms K-V’s continued ownership of Makena® and will resolve all bankruptcy related disputes between K-V and Hologic, and provides for mutual releases of all claims between the parties.

Under the proposed reorganization plan, K-V expects to emerge from Chapter 11 with its entire product portfolio, including Makena®, Clindesse®, Gynazole-1® and Evamist®.  The Company has provided and is committed to continue to provide its women’s health care products without interruption to meet the needs of the health care providers and patients it serves.

Prior to the funding of the DIP financing facility, K-V intends to file with the Bankruptcy Court a proposed reorganization plan, a related disclosure statement, and a plan support agreement (PSA) with an ad hoc group of senior secured noteholders.    The principal terms of the proposed reorganization plan are contained in a plan term sheet filed with the motion to approve the DIP financing filed with the Bankruptcy Court, which together with other documents from the Chapter 11 cases, can be found at http://dm.epiq11.com/KVD.

K-V and certain of its affiliates commenced cases to reorganize under Chapter 11 of the U.S. Bankruptcy Code on August 4, 2012. The Chapter 11 cases are being jointly administered under case number 12-13346.

The DIP Lenders consist of affiliates or funds of each of Silver Point Finance, LLC, Whitebox Advisors, LLC, and Pioneer Investment Management, Inc.

Willkie Farr & Gallagher LLP serves as bankruptcy counsel to K-V, and Jefferies & Co., Inc. as financial advisor and investment banker.

Updates and additional information can be found at the Company’s website www.kvph.com. In addition, the Company’s Claims Administrator, Epiq Bankruptcy Solutions, Inc., maintains a web-based resource where documents from the Chapter 11 cases, including the Company’s Petitions, can be found, http://dm.epiq11.com/KVD.

About K-V Pharmaceutical Company

K-V Pharmaceutical Company is a specialty branded pharmaceutical company with a primary focus in the area of women’s healthcare. As such, we are committed to advancing the health of women across all the stages of their lives.

For further information about K-V Pharmaceutical Company, please visit the Company’s corporate website at www.kvph.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about product launches, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspensions of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (“SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to): (1) the ability of the Company and its subsidiaries to continue as a going concern; (2) the risk that the Bankruptcy Court will not approve the Hologic Settlement; (3) the risk that the Bankruptcy Court will not approve the Company’s entry into the currently proposed DIP financing facility, which is required to fund the Hologic Settlement ; (4) the ability of the Company and its subsidiaries to obtain Bankruptcy Court approval with respect to other motions in the Chapter 11 cases; (5) the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (6) the effects of the bankruptcy filing on the Company and its subsidiaries and the interests of various creditors, equity holders and other constituents; (7) the effects of rulings of the Bankruptcy Court in the Chapter 11 cases and the outcome of the cases in general; (8) the length of time the Company and its subsidiaries will operate under the Chapter 11 cases; (9) risks associated with third-party motions in the Chapter 11 cases, which may interfere with the ability of the Company and its subsidiaries to develop one or more plans of reorganization and consummate such plans once they are developed; (10) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations; (11) the ability to execute the Company’s business and restructuring plans; (12) increased legal costs related to the Company’s bankruptcy filing and other litigation; (13) that its Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and (14) the ability of the Company and its subsidiaries to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A—“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this release. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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